Exhibit 99.1
Maverick is a leading provider of products and services for the drilling, completion, and production cycles of oil and natural gas. Maverick has demonstrated a history of successful organic and strategic growth, providing a solid foundation for future international expansion and the addition of other value-added oil service products throughout the world. Investor Presentation May 2006

These slides accompany an oral presentation by Maverick Tube Corporation which, except for the historical information, contain forward- looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including, without limitation: oil and gas drilling activity; steel price volatility; domestic and foreign competitive pressures; fluctuations in industry-wide inventory levels; the presence or absence of governmentally imposed trade restrictions; consequences of significant changes in interest rates and currency exchange rates; asserted and unasserted claims; potential internal control deficiencies; and those other risks and uncertainties described in filings by Maverick with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward looking statements

Non-GAAP financial matters In this presentation, Maverick has included certain financial measures (EBITDA, EBITDA Margin and Cash Flow), which are not calculated in accordance with generally accepted accounting principles (GAAP). You should not consider these measures in isolation from or as a substitute for measures prepared in accordance with GAAP. Additionally, these financial measures may not be comparable to other similarly titled measures of other companies.

Market Capitalization1: $2.1 billion 2005 Revenue: $1.78 billion, 1Q06 Revenue: $543 million Energy products, 86% of revenue in 1Q2006 up from 81% in 1Q2005: Oil Country Tubular Goods (OCTG) Line Pipe Coiled tubing, coiled line pipe, coiled subsea umbilical tubing Couplings Electrical products, 14% of revenue in 1Q2006: Steel electrical conduit 1 Source: Based upon closing stock price on May 1, 2006 Company overview

Energy products and services Casing and tubing products - OCTG, to complete new wells ERW jointed line pipe - gathering and distribution API & premium couplings - to connect OCTG Coiled tubing drilling, production, & workover strings Coiled line pipe - subsea applications Coiled, stainless steel, zinc coated umbilical tubing - to control subsea wellheads

Countries with a manufacturing facility or a sales office in addition to customers Countries with customer end use locations Global reach

Operating units - Energy Coiled steel tubing Coiled umbilicals API & premium couplings OCTG Line Pipe OCTG Line Pipe OCTG Line Pipe Products Leading worldwide producer of coiled tubing products and high pressure coiled stainless steel umbilical tubing used to drill, complete, and service oil and natural gas wells and to transport fluids. Umbilicals are used for chemical injection and hydraulic subsea wellhead control.- acquired in 2002 & 2003 Precision Tube Leading producer of API & premium couplings. - acquired in 2004 Texas Arai Leading Latin American producer of energy products. - acquired in 2005 Tubos del Caribe, Ltda. Leading Canadian producer of energy products. - acquired in 2000 Prudential Steel Ltd. Leading U.S. producer of energy products. Maverick Tube L.P. Descriptions Operating Unit

Operating unit - Electrical Operating Unit Descriptions Products Republic Conduit Colmena Conduit Republic Conduit is a leading producer of steel electrical conduit in North America. - acquired in 2002 Colmena is a leading Latin American producer of steel electrical conduit for sale in Latin America and importation into the U.S. - acquired in 2005 Steel electrical conduit - used to shield electrical wiring and communication cabling in non-residential construction applications

Maverick Tube Conroe, TX OCTG 4 1/2"-8 5/8" OD 275,000 Tons Maverick Tube Hickman, AR OCTG, Line Pipe 1 1/2"-16" OD 1,000,000 Tons Precision Tube Houston, TX Coiled Tubing 3/4" - 5" OD 25,000 Tons MVK St. Louis, MO Headquarters Maverick Tube Counce, TN Line Pipe 4 1/2"-8 5/8" OD 100,000 Tons Republic Conduit Louisville, KY Steel Electrical Conduit 1/2" - 4 1/2" OD 250,000 Tons Precision Tube Houston, TX Coiled Stainless Steel Subsea Umbilical Tubing 1/2" - 2" OD 10,000 Tons Texas Arai Houston, TX OCTG Couplings 25,000 Tons U.S. manufacturing operations Rocky Mtn Steel Mills Seamless OCTG Supplier Pueblo, CO Seamless OCTG 5 1/2"-10 3/4" OD 150,000 Tons

Precision Tube Service Center Red Deer, AB CT Repair Services Prudential Steel Ltd. Calgary, AB OCTG, Line Pipe 2 3/8"-12 3/4" OD 490,000 Tons Tubos del Caribe, Ltda. Cartagena, Colombia OCTG Line Pipe Steel Electrical Conduit 2"-8 5/8" OD 200,000 Tons Canada International manufacturing operations

Strong business climate Market leader in key segments of the oil service industry Track record of successfully executing growth initiatives/clear growth strategy Earnings momentum for 2006/2007 with improved margins and expansion project startups Expect substantial cash flow in 2006 Product offering upgrades expected to improve return on equity in all phases of the energy market Investment highlights

Strong business climate Oil consumption increases with industrialization Despite high drilling levels, natural gas production continues to decline Chart courtesy of Raymond James Source: Baker Hughes, U.S. Department of Energy

Market leadership Product Line Region Position ERW OCTG Products U.S. & Canada 1 ERW Line Pipe Products1 U.S. & Canada 1 API Couplings U.S. & Canada 1 Coiled Tubing Products Worldwide 1 Steel Electrical Conduit U.S., Canada, South America 1 1. Outside pipe diameter of 16" or less Source: Management estimates 3/31/2006

Product highlights

Business Unit	Product	Milestone
Maverick Tube	OCTG	First ERW product in a Drilling with Casing application
Maverick Tube	OCTG	Developed Meighty Pipe, carbon product with alloy performance properties
Maverick Tube	Line pipe	12" 66 mile offshore pipeline in a high consequence environment
Precision Tube	Coiled flowline	Snohvit LNG development, dual 140 km coiled line pipe injection system
Precision Tube	Coiled flowline	Minerva Project, dual 10 km coiled line pipe injection system
Texas Arai	Couplings	68 million produced without a failure

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Historical growth Acquisition Year Percent of 1Q06 Revenue Prudential Steel Ltd. 2000 28.9% Precision Tube 2002/2003 4.4% Republic/Colmena Conduit 2002/2005 14.3% Texas Arai1 2004 5.4% TuboCaribe1 2005 11.5% 1) Before intercompany eliminations

Organic Growth Enhance productivity, cost effectiveness and product technology Expand product lines Alloy OCTG (U.S. and Colombia) Coiled tubing Threading capacity increase in Canada Strategic Growth Expand geographic coverage of existing businesses Tubos del Caribe/Colmena Expand the Company's offerings of value-added oil service products domestically and abroad Aggressive growth strategy

Financial and Equity Information

First quarter overview 3Q '04 % Inc. 3Q '03 North American Rig Count 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Geographic revenue mix - 1Q06 Source: Historical data

(in thousands) 3/31/2006 12/31/2005 12/31/2004 Cash & Equivalents $ 80,709 $ 23,071 $ 34,686 Revolver Balance $ 52,000 $ 25,483 $ 54,660 Other Debt Balance $ 436,330a $ 439,606a $ 126,279 Net Debt $ 407,621 $ 442,018 $ 146,253 Stockholders' Equity $ 638,047 $ 566,855 $ 595,664 Net Debt/Total Capitalization 39.0% 43.8% 19.7% Balance sheet summary a) Includes $250M convertible bond issued in Nov. 2005. Proceeds used to repurchase stock

Historical growth rates CAGR 39% Source: Historical data, Mgmt. estimates CAGR 49%

Earnings momentum 2005 Initiatives & market growth Source: Historical data, Mgmt. forecast (a) Earnings guidance provided on April 26, 2006. It has not been updated since that date. $6.50 - $7.00(a)

Industry OCTG prices vs HRB prices Source: Preston Pipe Report, American Metal Market

MAVERICK

Earnings momentum – new projects

- **1Q06 EPS = $1.80**
- **2Q06 guidance[1] = $1.30 ± $.05**
  - 2Q lower due to spring breakup in Canada
- **2005 Project timing**
  - TuboCaribe – 1Q
  - U.S. Alloy expansion – 2Q
  - Coiled tubing expansion – 3Q
  - Conduit relocation/savings – 3Q
- **2006 Project timing**
  - Additional API threadline in Canada – 4Q
  - Alloy expansion in Colombia – 1Q07
- **Full year 2006 guidance[1] = $6.50 - $7.00**

1) Earnings guidance provided April 26, 2006. It has not been updated

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Strong cash flow 2001 2002 2003 2004 2005 1Q2006 Cash Flow (NI + D&A) 42.882 23.358 45.368 221.494 204 80 Total CAPEX 25 23 21 35 85 20 Source: Historical data

Raw material strategy Optimize buying patterns Standardization of raw material sku's ordered Minimize inventory requirements Take advantage of large buys of common steel grades Negotiate better steel purchasing terms Price Just in time delivery / consignment Improve inventory management through ROCE incentives at each of the business units

Source: biz.yahoo.com, Average return on equity for the 4 year period 2002 - 2005 as calculated by management Superior return on equity

Strong business climate Market leader in key segments of the oil service industry Track record of successfully executing growth initiatives/clear growth strategy Earnings momentum for 2006/2007 with improved margins and expansion project startups Expect substantial cash flow in 2006 Product offering upgrades expected to improve return on equity in all energy markets Investment highlights

Maverick